SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to (ss.) 240.14a-11(c) or
              (ss.) 240.14a-12

                                Bexil Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
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    statement number, or the Form or Schedule and the date of its filing.
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
                                BEXIL CORPORATION

                      ------------------------------------

                    Notice of Annual Meeting of Stockholders

                      ------------------------------------


To the Stockholders:

         Notice is hereby given that the 2004 Annual Meeting of Stockholders ("Meeting") of Bexil Corporation (the "Company") will be held at the American Stock Exchange, 86 Trinity Place, 14th Floor, New York, New York on September 16, 2004 at 10:00 a.m., local time, for the following purposes:

1. To amend the Company's Charter to decrease the number of classes of directors on the Company's Board of Directors from five to three and to decrease the term of each director from five years to three years; and

2. If Proposal 1 is approved by stockholders, to elect Edward G. Webb, Jr. and Thomas B. Winmill as Class I Directors with each to serve a one year term, Douglas Wu as a Class II Director to serve a two year term, Charles A. Carroll and Bassett S. Winmill as Class III Directors with each to serve a three year term, and each until his successor is duly elected and qualifies; and

3. If Proposal 1 is not approved by stockholders, to elect Edward G. Webb, Jr. as a Class I Director to serve for a four year term, Douglas Wu as a Class II Director to serve for a five year term, and Charles A. Carroll as a Class III Director to serve for a one year term, and each until his successor is duly elected and qualifies; and

4. To transact such other business as may properly come before the Meeting.

         Stockholders of record at the close of business on June 30, 2004 are entitled to receive notice of and to vote at the Meeting.

                                         By Order of the Board of Directors

                                         /S/ Monica Pelaez

                                         Monica Pelaez
                                         Secretary

New York, New York
July 30, 2004

THE MEETING WILL START PROMPTLY AT 10:00 AM, LOCAL TIME. TO AVOID DISRUPTION, ADMISSION MAY BE LIMITED ONCE THE MEETING STARTS. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PRE-ADDRESSED REPLY ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. ANY STOCKHOLDER OF RECORD WHO IS PRESENT AT THE MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELLING ANY PREVIOUS PROXY.

    Please Vote Immediately by Signing and Returning the Enclosed Proxy Card.
                 Delay may cause the Company to incur additional
                   expenses to solicit votes for the Meeting.

                                BEXIL CORPORATION

                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------


                         Annual Meeting of Stockholders
                          to be held September 16, 2004

         This Proxy Statement, dated July 30, 2004, is furnished in connection with a solicitation of proxies by Bexil Corporation (the "Company") to be voted at the 2004 Annual Meeting of Stockholders of the Company to be held at the American Stock Exchange, 86 Trinity Place, 14th Floor, New York, New York on September 16, 2004 at 10:00 a.m., and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on June 30, 2004 (the "Record Date") are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Company a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Company. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 879,571 shares of common stock issued and outstanding. Stockholders of the Company will vote as a single class.

         It is estimated that proxy materials will be mailed to stockholders as of the Record Date on or about August 6, 2004. The Company's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Company's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Company at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-800-937-5449. Such reports do not constitute a part of the proxy solicitation material, except to the extent incorporated herein by reference.

         At the Meeting, stockholders will be asked:

         1. To amend the Company's Charter to decrease the number of classes of directors on the Company's Board of Directors from five to three and to decrease the term of each director from five years to three years; and

         2. If Proposal 1 is approved by stockholders, to elect Edward G. Webb, Jr. and Thomas B. Winmill as Class I Directors with each to serve a one year term, Douglas Wu as a Class II Director to serve a two year term, Charles A. Carroll and Bassett S. Winmill as Class III Directors with each to serve a three year term, and each until his successor is duly elected and qualifies; and

         3.       If Proposal 1 is not approved by stockholders, to elect Edward
                  G. Webb, Jr. as a Class I Director to serve for a four year term, Douglas Wu as a Class II Director to serve for a five year term, and Charles A. Carroll as a Class III Director to serve for a one year term and each until his successor is duly elected and qualifies; and

         4. To transact such other business as may properly come before the Meeting.

PROPOSAL 1:     TO AMEND TO THE COMPANY'S CHARTER TO DECREASE THE NUMBER OF
                CLASSES OF DIRECTORS AND DECREASE THE TERM OF EACH DIRECTOR

         A proposal will be presented at the Meeting to approve an amendment (the "Amendment") to the Company's Charter to decrease the number of classes of directors to three classes and to decrease the term of each Director to three years. Currently, the Charter provides for five classes of Directors (designated as Class I, Class II, Class III, Class IV and Class V), with Directors of each class serving five year terms. The proposed Amendment to the Company's Charter, unanimously advised by the Board of Directors, is set forth in Exhibit A to this proxy statement.

         The Company's purpose in decreasing the number of classes of Directors on its Board of Directors and each Director's term of office is to comply with new rules adopted by the American Stock Exchange LLC on December 1, 2003.
Section 802(c) of the American Stock Exchange Company Guide provides that "the Board of Directors of each listed company may not be divided into more than three classes. Where the company's charter provides for classes, they should be of approximately equal size and tenure and directors' terms of office should not exceed three years." Listed companies, such as the Company, must comply with this rule by the earlier of (1) the company's first annual stockholders meeting after March 15, 2004 or (2) October 31, 2004. Therefore, in order to comply with these new rules and maintain the Company's listing on the American Stock Exchange, the Board of Directors has unanimously approved and recommended for stockholder approval a reduction in the number of classes of Directors from five to three and a reduction in the term of office for each Director from five years to three years. Because the new rules require that the Company have no more than three classes of Directors and that each Director's term of office not exceed three years, failure to approve the Amendment would cause the Company to fail to meet the standards for continued listing on the American Stock Exchange.

         If the Amendment is approved, the Board of Directors will consist of three classes of directors, with the number of directors in each class as nearly equal as possible and with each class serving three year terms. Class I Directors will serve initially until the 2005 annual meeting of stockholders; Class II Directors will serve initially until the 2006 annual meeting of stockholders; and Class III Directors will serve initially until the 2007 annual meeting of stockholders. Additional information regarding each of the Directors is set forth above under the caption "Proposal 2: Election of Directors."

         As the number of Directors on the Board of Directors increases or decreases, the Company intends to adjust the number of Directors in each class to remain as nearly equal as possible, with any overage allocated in the discretion of the Board. Vacancies which occur during the year may be filled by the Board of Directors and Directors elected to fill the vacancies will serve until the next annual meeting of stockholders and until their successors are elected and qualified.

         Stockholders should note that the reduction in the number of classes and length of each Director's term of office may have the effect of making it easier for a third party to cause a change in control, or takeover, of the Company. A change in control of the Company would occur when, for example, there is a change in the identity of a majority of the members of the Board of Directors of the Company. When a company, such as Bexil, has a five member board of directors that is divided into five different classes, each of which is elected once every five years, a third party generally cannot obtain control over a majority of the seats on the board of directors without engaging in at least three proxy contests over three years with the company. Under the proposed Amendment, a third party could possibly obtain control over a majority of the seats on the Board of Directors of the Company by engaging in two proxy contests over two years with the Company. As discussed above, however, the American Stock Exchange rules will prohibit the Company from having more than three classes of Directors.

         Failure to approve the Amendment would cause the Company to fail to meet the standards for continued listing on the American Stock Exchange and could lead to the Company's common stock being delisted from the American Stock Exchange. If the Company's common stock is delisted from trading on the American Stock Exchange, the Company's common stock may trade over the counter, or not at all, until the Company's common stock is listed for trading on another exchange with rules that accommodate the Company's current board structure and that has listing standards that the Company meets. The Company has not yet investigated other exchanges and their rules. However, listing on another exchange would involve a new listing process and listing fees which can be avoided if the Company can maintain its listing on the American Stock Exchange.

         The affirmative vote of the holders of a majority of the number of votes entitled to be cast is necessary to approve the Amendment. Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted in favor of approval of the Amendment.

         If this Proposal 1 is approved, the Company anticipates filing Articles of Amendment with the Maryland State Department of Assessments and Taxes promptly after the Meeting with the Amendment becoming effective upon such filing.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR APPROVAL OF THE
                                   AMENDMENT.

         ELECTION OF DIRECTORS

         The Company's Board of Directors is currently divided into five classes with the term of office of one class expiring each year. Currently, the Class I director is Frederick A. Parker, Jr., the Class II directors are Peter M. Kuhlmann and Douglas Wu, the Class III director is Russell E. Burke III, the Class IV directors are Mark C. Winmill and Thomas B. Winmill and the Class V director is Bassett S. Winmill. Russell E. Burke III, Peter M. Kuhlmann, Frederick A. Parker, Jr. and Mark C. Winmill will not stand for re-election. At the Board of Directors meeting held on June 9, 2004, the Company's Board approved, effective the date of the Meeting, a decrease in the number of directors from seven to five.

         If the stockholders approve Proposal 1 discussed above, then two Directors will be nominated for Class I, one Director will be nominated for Class II and two Directors will be nominated for Class III at the annual meeting. Nominees for Classes I, II and III are listed below. Class I Directors elected at the Meeting would hold office until the 2005 annual meeting, the Class II Director elected at the Meeting would hold office until the 2006 annual meeting, and Class III Directors elected at the Meeting would hold office until the 2007 annual meeting, and, for all such directors, until their respective successor is duly elected and qualifies.

         If the stockholders do not approve Proposal 1, then Mr. Webb will be nominated for Class I, Mr. Wu will be nominated for Class II, and Mr. Carroll will be nominated for Class III, under the Company's currently existing five-class Board structure. Nominees for Class I, Class II and Class III are listed below. The Class I Director elected at the Meeting would hold office until the 2008 annual meeting of stockholders, the Class II Director elected at the Meeting would hold office until the 2009 annual meeting, and the Class III Director elected at the Meeting would hold office until 2005, and, for all such directors, until their respective successors are elected and qualifies. Thomas
B. Winmill as a Class IV Director and Bassett S. Winmill as a Class V Director would hold office until the 2006 and 2007 annual meetings, respectively, and until their respective successors are elected and qualifies.

PROPOSAL 2:  IF PROPOSAL 1 IS APPROVED BY STOCKHOLDERS, TO ELECT EDWARD G. WEBB,
             JR. AND THOMAS B. WINMILL AS CLASS I DIRECTORS WITH EACH TO SERVE A ONE YEAR TERM, DOUGLAS WU AS A CLASS II DIRECTOR TO SERVE A TWO YEAR TERM, CHARLES A. CARROLL AND BASSETT S. WINMILL AS CLASS III DIRECTORS WITH EACH TO SERVE A THREE YEAR TERM, AND EACH UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

         At the Board of Directors meeting held on June 9, 2004, the Board approved, if Proposal 1 is approved by stockholders, the nomination of Edward G. Webb, Jr. and Thomas B. Winmill to serve as Directors in Class I, Douglas Wu to serve as a Director in Class II, and Charles A. Carroll and Bassett S. Winmill to serve as Directors in Class III. The nominees will be elected by a plurality of the votes cast at the Meeting. Unless otherwise noted, the address of record for the Directors is 11 Hanover Square, New York, New York 10005.

         The following table sets forth certain information concerning the nominees for Directors of the Company.

                                                                                                      Other Public Company
Name, Principal Occupation, Business Experience for Past                         Director                 Directorships
Five Years, Address, and Age                                                      Since                 Held by Director
--------------------------------------------------------------------------- ------------------- ------------------------------------
Non-interested Nominees:
Class I:
EDWARD G. WEBB, JR. - Mr. Webb has been an Equity                                   -                 Winmill & Co. Incorporated
Portfolio Manager for Advanced Asset Management Advisers, Inc.
since October 2002. Mr. Webb was President of Webb Associates,
Ltd. from 1996 to 2004. Prior to that, he served as a Senior Vice
President and Director of Winmill & Co. Incorporated ("WCI").
Mr. Webb was born on March 31,1939.

Class II:
DOUGLAS WU - Mr. Wu is a Principal of Maxwell Partners.                            1997                  Tuxis Corporation
Mr. Wu is a director of York Insurance Services Group, Inc. From
July 1998 to December 1998, Mr. Wu was a Principal of Libra
Advisors LLC. From 1996 to 1998, Mr. Wu was Managing
Director-Private Equity Investment, of Rothschild Emerging
Markets LLC / Croesus Capital Management Corporation. Mr. Wu
was born on July 31, 1960.

Class III:
CHARLES A. CARROLL - From 1989 to the present, Mr.                                  -                 Winmill & Co. Incorporated
Carroll has been affiliated with Kalin Associates, Inc., a member firm of the New York Stock Exchange. Mr. Carroll was born on
December 18, 1930.

Interested Nominees:
Class I:
THOMAS B. WINMILL - Mr. Winmill is President, Chief                                1996               Winmill & Co. Incorporated,
Executive Officer and General Counsel of the Company as well as                                        Tuxis Corporation, Foxby
Foxby Corp., Global Income Fund, Inc., Midas Fund, Inc., Midas                                        Corp., Global Income Fund,
Special Equities Fund, Inc., and Midas Dollar Reserves, Inc. and                                     Inc., Midas Fund, Inc., Midas
of WCI and certain of its affiliates. Mr. Winmill is General Counsel                               Special Equities Fund, Inc., and
of Tuxis Corporation. Mr. Winmill is a member of the New York                                         Midas Dollar Reserves, Inc.
State Bar and the SEC Rules Committee of the Investment
Company Institute. Mr. Winmill was born on June 25, 1959.

Class III:
BASSETT S. WINMILL - Mr. Winmill is Chairman of the Board                          1996               Winmill & Co. Incorporated,
of the Company, as well as Tuxis Corporation and Global Income                                       Tuxis Corporation, and Global
Fund, Inc. and of WCI and certain of its affiliates. Mr. Winmill is                                        Income Fund, Inc.
a member of the New York Society of Security Analysts, the
Association for Investment Management and Research, and the
International Society of Financial Analysts. Mr. Winmill was born on February 10, 1930.

         Bassett S. Winmill, Chairman of the Board of the Company, is the father of Thomas B. Winmill, the President, Chief Executive Officer, and General Counsel of the Company.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEES.

         The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominees listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominees. It is not contemplated that the nominees will be unable to serve as Directors for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. The nominees listed above have consented to being named in this Proxy Statement and have agreed to serve as Directors if elected.

PROPOSAL 3:  IF PROPOSAL 1 IS NOT APPROVED BY STOCKHOLDERS, TO ELECT EDWARD G.
             WEBB, JR. AS A CLASS I DIRECTOR TO SERVE FOR A FOUR YEAR TERM, DOUGLAS WU TO SERVE AS A CLASS II DIRECTOR TO SERVE FOR A FIVE YEAR TERM, AND CHARLES A. CARROLL AS A CLASS III DIRECTOR TO SERVE FOR A ONE YEAR TERM AND EACH UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

         At the Board of Directors meeting held on June 9, 2004, the Board approved, if Proposal 1 is not approved by stockholders, the nomination of Edward G. Webb, Jr., Douglas Wu , and Charles A. Carroll, to serve as Directors in Class I, Class II and Class III, respectively. The nominees will be elected by a plurality of the votes cast at the Meeting. Unless otherwise noted, the address of record for the Directors is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominees for Class I Director, Class II Director, and Class III Director of the Company.

                                                                                      Other Public Company
Name, Principal Occupation, Business Experience for Past                                  Directorships
Five Years, Address, and Age                                     Director Since         Held by Director
-------------------------------------------------------------- ------------------ -----------------------------
Non-interested Nominees:
Class I:
EDWARD G. WEBB, JR. - Mr. Webb has been Equity Portfolio               -           Winmill & Co. Incorporated
Manager for Advanced Asset Management Advisers, Inc. since
October 2002. Mr. Webb was President of Webb Associates, Ltd.
from 1996 to 2004. Prior to that, he served as a Senior Vice
President and Director of Winmill & Co. Incorporated ("WCI").
Mr. Webb was born on March 31, 1939.

Class II:
DOUGLAS WU - Mr. Wu is a Principal of Maxwell Partners.               1997              Tuxis Corporation
Mr. Wu is a director of York Insurance Services Group, Inc. From
July 1998 to December 1998, Mr. Wu was a Principal of Libra
Advisors LLC. From 1996 to 1998, Mr. Wu was Managing
Director-Private Equity Investment, of Rothschild Emerging
Markets LLC / Croesus Capital Management Corporation. Mr. Wu
was born on July 31, 1960.

Class III:
CHARLES A. CARROLL - From 1989 to the present, Mr.                     -           Winmill & Co. Incorporated
Carroll has been affiliated with Kalin Associates, Inc., a member firm of the New York Stock Exchange. Mr. Carroll was born on
December 18, 1930.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEES.

         The other Directors currently serving on the Board are Thomas B. Winmill and Bassett S. Winmill. Certain information regarding these Directors is set forth under Proposal 2 above.

         If Proposal 1 is not approved, the persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominees listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominees. It is not contemplated that the nominees will be unable to serve as Directors for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. The nominees listed above have consented to being named in this Proxy Statement and have agreed to serve as Directors if elected.

                      COMMITTEES OF THE BOARD OF DIRECTORS

Governance, Compensation and Nominating Committee

         At a meeting of the Board of Directors on June 9, 2004, the Board of Directors established a Governance, Compensation and Nominating Committee and adopted a charter to define and outline the responsibilities of its members. A copy of the Governance, Compensation and Nominating Committee charter is attached as Exhibit B. The newly formed Governance, Compensation and Nominating Committee consists of Russell E. Burke III, Peter M. Kuhlmann, Frederick A. Parker, Jr., and Douglas Wu, all of whom are independent directors in accordance with the American Stock Exchange director independence standards. The role of the Governance, Compensation and Nominating Committee is to assist the Board of Directors by a) recommending governance guidelines applicable to the Company; b) identifying, evaluating and recommending the nomination of Board members; c) setting the compensation of the Company's Chief Executive Officer and performing other compensation oversight; and d) assisting the Board with other related tasks, as assigned from time to time.

         Prior to the establishment of the Governance, Compensation and Nominating Committee, director nominees were recommended to the full Board of Directors by the Company's Chairman and its Chief Executive Officer. Beginning on June 9, 2004, the Governance, Compensation and Nominating Committee assumed this role with the selection of the nominees set forth in Proposals 2 and 3 for the Meeting. In selecting the nominees set forth in Proposals 2 and 3, the Governance, Compensation and Nominating Committee took into account their independence and the independence of the Company's full Board of Directors, each nominee's knowledge and experience and potential contribution to the Board of Directors and its committees, each nominee's other commitments and each nominee's past service with the Company or with affiliates of the Company.

         The newly formed Governance, Compensation and Nominating Committee has procedures by which stockholders may recommend director candidates which are set forth in Exhibit B.

Audit Committee and Audit Committee Report

         The Company has an Audit Committee currently comprised of Russell E. Burke III, Peter M. Kuhlmann, Frederick A. Parker, Jr., and Douglas Wu. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting practices. The purposes of the Audit Committee are (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (iii) to act as a liaison between the Company's independent auditors and the full Board of Directors.

         In discharging its oversight responsibility as to the audit process for the fiscal year ended December 31, 2003, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1. For the fiscal year ended December 31, 2003, the Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the Company's financial statements. The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange. In addition, each Audit Committee Member qualifies as an "audit committee financial expert" as defined by Rule 401(h) of Regulation S-K by virtue of their education and work experience.

         Members of the Audit Committee:

                  Russell E. Burke III
                  Peter M. Kuhlmann
                  Frederick A. Parker, Jr.
                  Douglas Wu

Executive Committee

         The Company has an Executive Committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.

Director and Committee Meetings and Director Fees

         During the Company's most recently completed fiscal year, the Company's Board of Directors met four times and acted by written consent three times, the Audit Committee met two times and did not act by written consent, the Compensation Committee met one time and did not act by written consent, and the Executive Committee did not act by written consent. Each Director attended all Board and committee meetings held during such periods during the time such director was in office.

         Directors of the Company or its subsidiaries who are employees or spouses of employees do not receive fees for attendance at Board meetings. Currently, the Company pays its non-employee directors an annual retainer of $1,200, and a per Company meeting fee of $1,600, and a $1,000 fee per meeting of the board of York Insurance Services Group, Inc. ("York") plus a $5,000 annual bonus. The Company also pays such directors $250 per special telephonic Company meeting attended and per Company committee meeting attended. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of directors and stockholders.

How to Communicate with the Company's Board of Directors

         Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

                  STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

         The following table sets forth information regarding the direct beneficial ownership of Company common stock as of the record date by (i) each director and executive officer and (ii) all directors and executive officers as a group.

Name of Director, Nominee or Officer                     Number of Shares                    Percent of Outstanding Shares
--------------------------------------------- ------------------------------------ -------------------------------------------------

Non-interested Nominees:
Charles A. Carroll                                              2,700                                     ****
Edward G. Webb, Jr.                                               500                                     ****
Douglas Wu                                                      1,000*                                    ****

Non-interested Directors:
Russell E. Burke III                                            1,000*                                    ****
Peter M. Kuhlmann                                               2,400*                                    ****
Frederick A. Parker, Jr.                                        1,381*                                    ****

Interested Directors:
Bassett S. Winmill                                             57,541**                                   6.54%
Mark C. Winmill                                                 3,520*                                    ****
Thomas B. Winmill                                              95,305**                                  10.84%

Officers:
Monica Pelaez                                                   4,000***                                  ****
William G. Vohrer                                               4,000***                                  ****
                                                                -----                                     ----

Total shares held by directors and officers                   165,347                                    18.41%
                                                              =======                                    ======

* Includes options exercisable to purchase 1,000 shares.
** Includes options exercisable to purchase 50,000 shares.
*** Includes options exercisable to purchase 4,000 shares.
**** Less than 1% of the outstanding shares.

         To the knowledge of the management of the Company, the following stockholders beneficially owned 5% or more of the outstanding shares of Company common stock as of the Record Date:

                                                                           Approximate Percentage of the
Name and Address                                  Common Stock           Company's Total Outstanding Shares
------------------------------------------- ------------------------- ----------------------------------------
Thomas B. Winmill*                                95,305 shares                        10.84%
11 Hanover Square
New York, New York 10005

Investor Service Center, Inc.                    222,644 shares                        25.31%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated **                    222,644 shares                        25.31%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill***                            280,185 shares                        31.85%
11 Hanover Square
New York, New York 10005


* Thomas B. Winmill has indirect beneficial ownership of 26,712 of these shares held by his spouse and sons. Mr. Winmill disclaims ownership of the shares held by his spouse and sons. Includes options exercisable to purchase 50,000 shares. ** Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of

Investor Service Center, Inc., the direct beneficial owner.
*** Bassett S. Winmill has indirect beneficial ownership of 222,644 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc., the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc. Includes options exercisable to purchase 50,000 shares.

                                  COMPENSATION

Summary Compensation Table

         The following table sets forth compensation for the fiscal years ended December 31, 2003, 2002 and 2001 received by the Company's Chief Executive Officer. No other executive officer of the Company serving at the end of fiscal year 2003 had total annual salary and bonus in fiscal year 2003 in excess of $100,000.

                                                                                                                      All Other
                                                                Annual Compensation                                  Compensation
                                  --------------------------------------------------------------------------------------------------

                                                                                                  Other Annual
Name and Principal Position               Year             Salary               Bonus             Compensation
------------------------------------ --------------- ------------------- ------------------- ----------------------- ---------------
Thomas B. Winmill                         2003            $250,000           $50,000                 None                 None
  President and Chief                     2002            $150,000           $200,000                None                 None
  Executive Officer                       2001            $62,500              None                  None                 None

         The Company had no bonus, pension, profit-sharing, retirement plans, or employments in fiscal year 2003.

Directors' Compensation

         The aggregate amount of compensation paid to each non-employee director by the Company for the year ended December 31, 2003, was as follows:

Name of Director                                        Position                      Aggregate Compensation from the Company
-----------------------------------------  ----------------------------------- -----------------------------------------------------
Russell E. Burke III                                Director (a) (b)                                  $9,000
Frederick A. Parker, Jr.                            Director (a) (b)                                  $9,000
Douglas Wu*                                         Director (a) (b)                                  $9,000

* Mr. Wu also received $17,000 for his services as a director of York Insurance Services Group, Inc. in fiscal year 2003.

(a)  Member of Governance, Compensation and Nominating Committee
(b)  Member of Audit Committee

Compensation Committee Report on Executive Compensation

         The Compensation Committee (currently, Governance, Compensation and Nominating Committee) of the Board of Directors makes decisions on compensation of the Company's executives. The Compensation Committee establishes the compensation of Thomas B. Winmill, Chief Executive Officer, based on its evaluation of Mr. Winmill's performance. It establishes the compensation of the other officers of the Company in consultation with Mr. Winmill. The full board of directors reviews all decisions by the Compensation Committee relating to the compensation of all the Company's officers.

         The Company's executive compensation program reflects the philosophy that compensation should reward executives for outstanding individual performance and, at the same time, align the interests of executives closely with those of stockholders. To implement that philosophy, the Company offers each of its executives a combination of base salary, annual cash bonuses, and the grant of stock options and other equity based awards. Through this compensation structure, the Company aims to reward above-average corporate performance and recognize individual initiative and achievements.

         Members of the Governance, Compensation and Nominating Committee:

                  Russell E. Burke III
                  Peter M. Kuhlmann
                  Frederick A. Parker, Jr.
                  Douglas Wu

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Tait, Weller & Baker ("Tait, Weller") has been selected as independent accountants for the Company for the fiscal period commencing January 1, 2004. Tait, Weller also acts as independent accountants of WCI and certain of its affiliates. Apart from its fees received as independent auditors, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Company or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         The Company's financial statements for the fiscal years ended December 31, 2002 and 2003 were audited by Tait, Weller. The following table sets forth the aggregate fees billed for professional services rendered by Tait, Weller:

   Fiscal Year Ended                              Audit-Related                                 All             Aggregate Non-
      December 31           Audit Fees               Fees               Tax Fees            Other Fees           Audit Fees*
------------------------ ------------------- --------------------- --------------------  ------------------ ---------------------
        2002                 $11,250               $2,250                $3,250                $0                  $33,500
        2003                 $11,750               $3,450                $3,250                $0                  $39,815
------------------------ ------------------- --------------------- -------------------- ------------------- ---------------------

* Tait, Weller also provides audit and non-audit services to WCI and certain of its affiliates. The Audit Committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller's independence.

         The Company's Audit Committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Company, and any non-audit services proposed to be provided by such auditors to its affiliates, if any, which have a direct impact on Company operations or financial reporting. Such pre-approval of non- audit services proposed to be provided by the auditors to the Company is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Company to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

                             ADDITIONAL INFORMATION

         At the meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chair of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than announcement at the meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. Abstentions, however, will have the effect of a "no" vote with respect to Proposal 1.

         In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. The Company will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Company's's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

         Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Company's Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Company, at the principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2005 Annual Meeting must be received by the Secretary no earlier than May 8, 2005 nor later than June 7, 2005. Proposals should be mailed to the Company, to the attention of the Company's Secretary, Monica Pelaez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Company's 2005 Proxy Statement, we must receive it on or before April 8, 2005 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Company's Bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting

         Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Company's Directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Company's review of the copies of such forms it receives, the Company believes that during the calendar year ended 2003 one late filing was made with respect to a Schedule 13D filed on behalf of Thomas B. Winmill and three late filings were made with respect to Form 4's filed on behalf of Mr. Winmill, Charles A. Carroll and Edward G. Webb, Jr.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

         Please advise the Company's transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope.

                                    EXHIBIT A

         The Charter of the Company shall be amended by deleting Article VI,
Section 1 and inserting a new Article VI, Section 1 as follows:


        (1) The number of directors of the Corporation shall initially be nine (9), which number may be increased or decreased by or pursuant to the By-Laws of the Corporation but shall never be less than three nor more than fifteen.

        The directors shall be divided into three classes, designated Class I, Class II, and Class III. Upon approval of this Article VI(1) by stockholders, Class I directors shall be elected for an initial term of one year, Class II directors for an initial term of two years, and Class III directors for an initial term of three years. Upon the expiration of the initial term of each class, such succeeding class of directors shall be elected for a three-year term. A director elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. If the number of directors is changed, any increase or decrease shall be apportioned among the classes, as of the annual meeting of stockholders next succeeding any such change, so as to maintain a number of directors in each class as nearly equal as possible. In no case shall a decrease in the number of directors shorten the term of any incumbent director.

        Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the entire Board of Directors, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, whether or not sufficient to constitute a quorum, or by a sole remaining director; provided, however, that if the stockholders of any class of the Corporation's capital stock are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or the sole remaining director elected by that class may fill any vacancy among the number of directors elected by that class. A director elected by the Board of Directors to fill any vacancy in the Board of Directors shall serve until the next annual meeting of stockholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. At any annual meeting of stockholders, any director elected to fill any vacancy in the Board of Directors that has arisen since the preceding annual meeting of stockholders (whether or not any such vacancy has been filled by election of a new director by the Board of Directors) shall hold office for a term which coincides with the remaining term of the class to which such directorship was previously assigned, if such vacancy arose other than by an increase in the number of directors, and until his successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of directors, any director so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the class to which such directorship has been apportioned as heretofore provided, and until his successor shall be elected and shall qualify.

     A director may be removed for cause only, and not without cause, and only by action taken by the holders of at least eighty percent (80%) of the outstanding shares of all classes of voting stock then entitled to vote in an election of such director.

                                    EXHIBIT B

            GOVERNANCE, COMPENSATION AND NOMINATING COMMITTEE CHARTER
Role

The role of the Governance, Compensation and Nominating Committee (the "Committee") of Bexil Corporation is to assist the Board of Directors (the "Board") of the Company by:

1. Recommending to the Board corporate governance guidelines applicable to the Company; 2. Identifying, reviewing, and evaluating individuals qualified to become members of the Board; 3. Setting the compensation of the Chief Executive Officer and performing other compensation oversight; 4. Reviewing and recommending the nomination of Board members; and 5. Assisting the Board with other related tasks, as assigned from time to time.

Membership

1. The Committee shall consist of at least three directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Committee members shall meet the independence requirements of the American Stock Exchange, as well as all applicable laws and regulations.
2. Committee members shall be generally acquainted with corporate governance and compensation issues and have experience in one or more of the areas of the Committee's responsibilities.
3. The members of the Committee, including the chairperson of the Committee ("Chair"), shall be appointed annually by the Board. Members may be replaced by the Board or the Executive Committee at any time, but shall otherwise serve until their successor has been named.

Operations

1. The Committee shall meet at least once a year at the call of the Chair. Additional meetings may occur as any member of the Committee requests or its Chair deems advisable.
2. The Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.
3. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of Maryland.

Authority

1. The Committee will have the resources and authority necessary to discharge its duties and responsibilities.
2. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.
3. The Committee shall have the authority to form and delegate responsibilities to subcommittees as appropriate. 4. The Committee shall report to the Board from time to time as it deems appropriate, but not less than annually.

Duties and Responsibilities

The Governance, Compensation and Nominating Committee shall have the following duties and responsibilities, in addition to any others that may be assigned by the Board from time to time:

1. Annually evaluate and report to the Board on the performance and effectiveness of the Board to assist the directors in fulfilling their responsibilities in a manner that serves the interests of the Company's stockholders;
2. Assist in identifying, interviewing and recruiting candidates for the Board;

3. Before recommending an incumbent, replacement, or additional director, review his or her qualifications, including capability, availability to serve, independence, conflicts of interest, and other relevant factors;
4. Annually present to the Executive Committee a list of individuals recommended for nomination for election to the Board at the annual meeting of stockholders; 5.Review and make recommendations about changes to the charter of the Governance,Compensation and Nominating Committee as required in the Committee's opinion;
6.Review and approve corporate goals and objectives relevant to the CEO's compensation and evaluate the CEO's performance relative to those goals and objectives and set the CEO's compensation annually;
7. Make recommendations annually to the Board with respect to the non-CEO compensation as the Committee deems appropriate;
8. Produce a report concerning compensation in compliance with SEC requirements;
9. Develop and recommend to the Board a set of corporate governance guidelines applicable to the Company; and
10. Review corporate governance guidelines at least annually and provide any appropriate recommendations to the Board.

Procedures Regarding the Consideration of Director Candidates Recommended by Security Holders

         The Committee will consider appropriate candidates recommended by stockholders with relevant business experience who can assist the Company or its business. A stockholder wishing to submit such a recommendation should send a letter, postmarked no later than January 1 in the year of the meeting, to the Secretary of the Company at 11 Hanover Square, New York, New York 10005. The mailing envelope must contain a clear notation that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a stockholder and provide:

         o The name, address, telephone number and social security number of the candidate to be considered.
         o A description of all arrangements or understandings between the stockholder and the candidate, and an executed written consent of the candidate to serve as a director of the Company if so elected.
         o A copy of the candidate's resume and at least three bona fide references.
         o An analysis of the candidate's qualifications to serve on the Board of Directors and on each of the Board's committees.

         All candidates recommended for election to the Board of Directors must meet the independence standards of the American Stock Exchange.

                                   PROXY CARD
                                BEXIL CORPORATION

This proxy is solicited by and on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on September 16, 2004, and at any postponement or adjournment thereof.

The undersigned stockholder of Bexil Corporation (the "Company") hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2004 Annual Meeting of Stockholders to be held at the American Stock Exchange, 86 Trinity Place, 14th Floor, New York, New York on Thursday, September 16, 2004 at 10:00 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominees as proposed in the Proxy Statement and in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)

               ANNUAL MEETING OF STOCKHOLDERS OF BEXIL CORPORATION
                               September 16, 2004

                 Please detach along perforated line and mail in
              the envelope provided Please date, sign and mail your
            proxy card in the envelope provided as soon as possible.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. To amend the Company's Charter to decrease the number of classes of directors on the Company's Board of Directors from five to three and to decrease the term of each director from five years to three years.

[  ]     FOR
[  ]     AGAINST
[  ]     ABSTAIN

2. If Proposal 1 is approved by stockholders, to elect Edward G. Webb, Jr. and Thomas B. Winmill as Class I Directors with each to serve a one year term, Douglas Wu as a Class II Director to serve a two year term, Charles A. Carroll and Bassett S. Winmill as Class III Directors with each to serve a three year term, and each until his successor is duly elected and qualifies.

                                  NOMINEES:
[  ]     FOR ALL NOMINEES         o  Edward G. Webb       as Class I Director
[  ]     WITHHOLD AUTHORITY       o  Thomas B. Winwill    as Class I Director
[  ]     FOR ALL EXCEPT           o  Douglas Wu           as Class II Director
         (See instructions below) o  Charles A. Carroll   as Class III Director
                                  o  Bassett S. Winmill   as Class III Director

INSTRUCTION:      To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each such nominee you wish to withhold, as shown here: (X)

3. If Proposal 1 is not approved by stockholders, to elect Edward G. Webb, Jr. as a Class I Director to serve for a four year term, Douglas Wu as a Class II Director to serve for a five year term, and Charles A. Carroll as a Class III Director to serve for a one year term and each until his successor is duly elected and qualifies.

                                                           FOR   WITHHOLD
         Edward G. Webb        as Class I Director         [  ]  [  ]
         Douglas Wu            as Class II Director        [  ]  [  ]
         Charles A. Carroll    as Class III Director       [  ]  [  ]


   Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Bexil Corporation c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the Company Board's recommendations.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder ___________Date:_____

Signature of Stockholder ___________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.